                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                                      UFP TECHNOLOGIES, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement,
                           if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act
           Rules 14a-6(i)(1)and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                             UFP TECHNOLOGIES, INC.
                              172 EAST MAIN STREET
                    GEORGETOWN, MASSACHUSETTS 01833-2107 USA

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                             UFP TECHNOLOGIES, INC.

                           TO BE HELD ON JUNE 6, 2001

    The Annual Meeting of Stockholders of UFP Technologies, Inc. (the "Company") will be held on June 6, 2001 at 10:00 a.m., local time, at the Ferncroft Tara Hotel, 50 Ferncroft Road, Danvers, Massachusetts 01923, for the following purposes:

    1. To elect two (2) Class II directors to serve until the 2004 Annual Meeting of Stockholders and until their successors are duly elected.

    2. To consider and act upon any matters incidental to the foregoing purposes and any other matters which may properly come before the Meeting or any adjourned session thereof.

    The Board of Directors has fixed April 23, 2001 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting.

    You are cordially invited to attend the Meeting.

                                          By Order of the Board of Directors

                                          RICHARD L. BAILLY,

                                          SECRETARY

Boston, Massachusetts
April 26, 2001

                             YOUR VOTE IS IMPORTANT

    YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

                             UFP TECHNOLOGIES, INC.
                              172 EAST MAIN STREET
                    GEORGETOWN, MASSACHUSETTS 01833-2107 USA

                            ------------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 6, 2001
                            ------------------------

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of UFP Technologies, Inc., a Delaware Corporation (the "Company") with its principal executive offices at 172 East Main Street, Georgetown, Massachusetts 01833, for use at the Annual Meeting of Stockholders to be held on June 6, 2001, and at any adjournment or adjournments thereof (the "Meeting"). The enclosed proxy relating to the Meeting is solicited on behalf of the Board of Directors of the Company and the cost of such solicitation will be borne by the Company. It is expected that this proxy statement and the accompanying proxy will be mailed to stockholders on or about April 26, 2001. Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of securities held by them.

    Only stockholders of record at the close of business on April 23, 2001 will be entitled to receive notice of, and to vote at, the Meeting. As of that date, there were outstanding and entitled to vote 4,192,733 shares of Common Stock, $.01 par value (the "Common Stock"), of the Company. Each such stockholder is entitled to one vote for each share of Common Stock so held and may vote such shares either in person or by proxy.

    The enclosed proxy, if executed and returned, will be voted as directed on the proxy or, in the absence of such direction, in favor of the election of the nominees as directors. If any other matters shall properly come before the Meeting, the enclosed proxy will be voted by the proxies in accordance with their best judgment. The proxy may be revoked at any time prior to exercise by filing with the Secretary of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    At the Meeting, two Class II directors are to be elected to serve until the 2004 Annual Meeting of Stockholders and until their successors have been elected and qualified.

    The Company's Certificate of Incorporation, as amended, and Bylaws provide that the Board of Directors shall be divided into three classes. At each Annual Meeting of Stockholders following the initial classification, the directors elected to succeed those whose terms expire shall be identified as being the same class as the directors they succeed and shall be elected to hold office for a term to expire at the third Annual Meeting of Stockholders after this election, and until their respective successors are duly elected and qualified, unless an adjustment in the term to which an individual director shall be elected is made because of a change in the number of directors.

    The Certificate of Incorporation, as amended, provides that the number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The terms of William H. Shaw and Kenneth L. Gestal expire at the Meeting. Messrs. Shaw and Gestal are being nominated for election as Class II directors, each to hold office until the 2004 Annual Meeting of Stockholders and until their successors have been elected and qualified.

    It is the intention of the persons named as proxies to vote for the election of the nominees. In the unanticipated event that any such nominee should be unable to serve, the persons named as proxies will vote the proxy for such substitutes, if any, as the present Board of Directors may designate. The nominees have not been nominated pursuant to any arrangement or understanding with any person.

    The following table sets forth certain information with respect to the nominees and each of the directors whose term extends beyond this Meeting, including the year in which the nominees' terms would expire, if elected. When used below, positions held with the Company include positions held with the Company's predecessors and subsidiaries:

                                                                                    YEAR TERM
                                                                                   EXPIRES, IF
                                                                 DIRECTOR         ELECTED, AND
NAME                         AGE              POSITION            SINCE               CLASS
----                         ---              --------           --------         ------------
R. Jeffrey Bailly........     39      President, Chief             1995           2003, Class I
                                      Executive Officer and
                                        Director

William H. Shaw (1)......     73      Chairman of the Board of     1963          2004, Class II
                                        Directors

Richard L. Bailly........     67      Secretary and Director       1963          2002, Class III

William C. Curry              67      Director                     1990           2003, Class I
  (1)(2).................

Kenneth L. Gestal........     52      Director                     1996          2004, Class II

Peter R. Worrell              44      Director                     1997          2002, Class III
  (1)(2).................

Michael J. Ross (2)......     46      Director                     1998          2002, Class III

------------------------

(1) Member of the Company's Audit Committee

(2) Member of the Company's Compensation Committee

    Mr. R. Jeffrey Bailly has served as the President, Chief Executive Officer and a director of the Company since January 1, 1995. He joined the Company in 1988 and served as a Division Manager from 1989 to 1992, General Manager Northeast Operations from 1992 to 1994 and as its Vice President of Operations from 1994 to 1995. From 1984 through 1988, Mr. Bailly, a certified public accountant, was employed by Coopers & Lybrand. Mr. Bailly is a director and Vice Chairman of Children's Friends and Family Services, a not for profit organization located in Salem, Massachusetts. Mr. Bailly is the son of Richard L. Bailly, a cofounder and a director of the Company.

    Mr. Shaw, a cofounder of the Company and its Chairman of the Board, served as the Chief Executive Officer, President and Treasurer of the Company from its organization in 1963 through his retirement at the end of 1994. Mr. Shaw has also served as a director of the Company since 1963. Mr. Shaw is a member of the Board of Directors of Re-Source America, Inc., a package recycling company.

    Mr. Richard Bailly, a cofounder of the Company, has served as a director of the Company since its organization in 1963. Mr. Bailly served as the Executive Vice President of the Company from 1963 to June 1, 1999. Mr. Bailly is the author of many of the Company's patents, including patents covering the forming and lamination of foam plastics, packaging, conversion technology and moisture transmission.

    Mr. Curry has served as a director of the Company since 1990. From 1986 to March 1994, Mr. Curry, now semiretired, was the president, chief executive officer and a director of Discom, Inc., which was acquired by TDK USA Corp. in 1988 and has been a wholly owned subsidiary of TDK since that date. Mr. Curry is a director of several privately owned companies.

    Mr. Gestal has served as a director of the Company since 1996. Mr. Gestal is CEO of Decision Capital, L.P., an alternative investment money management group. From November 1997 through December 1998, Mr. Gestal served as president of the Alternative Asset Management Group at Swiss Bank Corporation. Prior to that,
Mr. Gestal was Chairman of Institutional Global Finance Corp., a money management firm from 1996 through October 1997. From 1991 to 1995, Mr. Gestal served Swiss Bank Corporation, a securities firm, first as president of SBCI Futures, then as president of SBC Government Securities Inc. and as a director of both firms. Prior to joining Swiss Bank Corporation, Mr. Gestal served as the president of Sanwa-BGK, a securities firm, and as chairman of its futures operations. Mr. Gestal is the brother-in-law of R. Jeffrey Bailly, the President, Chief Executive Officer and a director of the Company.

    Mr. Worrell has served as a director of the Company since 1997. Mr. Worrell is the Managing Director of The Bigelow Company, LLC, a private investment bank with offices in Portsmouth, NH, and Seattle, WA. Mr. Worrell is a director of several privately owned companies.

    Mr. Ross has served as a director of the Company since 1998. Mr. Ross is chairman and a director of ixpanse inc., a telecommunications infrastructure company. Since 1996, Mr. Ross has served as the chairman and a director of Glassbox Inc., which advises organizations in the UK on corporate and public issues. From 1992 to 1996, Mr. Ross was international executive director and board member of The Body Shop International, PLC, a worldwide cosmetics manufacturer and retailer of consumer products.

MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company held six meetings during 2000. Each director attended at least 75% of the aggregate number of all meetings of the Board of Directors and committees of which he was a member during such fiscal year.

COMMITTEES

    The Board of Directors does not have a nominating committee. Nominations of directors are considered by the whole Board of Directors.

COMPENSATION

    The Board of Directors has a Compensation Committee, which met on three occasions in 2000 and is currently composed of Messrs. Curry, Ross and Worrell. The functions of the Compensation Committee include determining salaries, individuals to whom stock options are granted and the terms upon which option grants are made, incentive plans, benefits and overall compensation.

AUDIT

    The Board of Directors has an Audit Committee, which met four times in 2000 and is currently composed of Messrs. Curry, Shaw and Worrell. The responsibilities of the Audit Committee are to (1) recommend the particular person or firm to be employed by the Company as its independent auditors;
(2) consult with the persons so chosen to be the independent auditor with regard to the plan of audit; (3) review, in consultation with the independent auditor, its report of audit or proposed report of audit, and the accompanying management letter, if any; (4) consult periodically with the independent auditor with regard to the adequacy of internal controls; and (5) evaluate and ensure that the independent auditor is independent and, if the Committee so chooses, to consult with the Chief Financial Officer and other officers and employees as the Committee may deem appropriate.

    The Board of Directors has determined that the members of the Audit Committee are independent directors, as defined by the Audit Committee charter and the rules of the Nasdaq Market. The Audit Committee acts under a written charter first adopted and approved on June 9, 2000. The charter is attached as Appendix A to this Proxy Statement. The Audit Committee has considered whether the provision of non-audit services by the Company's independent auditor is compatible with maintaining auditor independence, and believes that the provision of such services is compatible.

    FISCAL 2000 AUDIT FIRM FEE SUMMARY. During fiscal 2000, the Company retained its principal auditor, Arthur Andersen LLP, to provide services in the following categories and amounts:

    AUDIT FEES. Arthur Andersen LLP billed the Company an aggregate of $62,750 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2000.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.  None.

    ALL OTHER FEES. Arthur Andersen LLP billed the Company an aggregate of $26,300 in fees for other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000, primarily related to the employee benefit plan audit and tax compliance.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee has:

    - reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000;

    - discussed with Arthur Andersen LLP, the Company's independent auditor, the matters required to be discussed by Statement on Auditing Standards 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants;

    - received and reviewed the written disclosures and the letter from the independent auditor required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed with the auditor the auditor's independence; and

    - based on the review and discussions referred to above, recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

    By the Audit Committee of the Board of Directors:

                                          William H. Shaw
                                          William C. Curry
                                          Peter R. Worrell

COMPENSATION OF DIRECTORS

    In 2000, nonemployee directors of the Company were entitled to receive
(i) an annual $5,000 fee, (ii) if applicable, an annual committee membership fee of $1,500 per year (with a maximum fee of $3,000), (iii) a fee of $750 plus reimbursement of expenses for each meeting physically attended and (iv) a fee of $375 plus reimbursement of expenses for each 1/2 day committee meeting attended. Messrs. Gestal, Ross and Worrell elected to receive stock options in lieu of their respective annual Board of Directors' fees and committee membership fees pursuant to the Company's 1998 Director Stock Option Incentive Plan (the "1998 Plan"). Mr. Shaw received $13,500 for his services as Chairman of the Board and $50,000 in retirement benefits pursuant to a letter agreement with the Company dated January 1, 1995 and an agreement with the Company dated September 1993. Richard L. Bailly received $50,000 in consulting fees pursuant to an agreement with the Company dated September 1993. See "Consulting Contracts." In addition, each nonemployee director is eligible to receive stock options pursuant to the 1998 Plan.

    The chart below lists the annual Board of Directors fees, the annual committee membership fees and the attendance fees received by each nonemployee director in 2000:

                                                                                      NUMBER OF SHARES OF
                                                                                         COMMON STOCK
                                                ANNUAL        ANNUAL                      UNDERLYING
                                                BOARD       COMMITTEE                    STOCK OPTIONS
                                             OF DIRECTORS   MEMBERSHIP   ATTENDANCE     GRANTED IN LIEU
DIRECTOR                                       FEES ($)      FEES ($)     FEES ($)     OF ANNUAL FEES(1)
--------                                     ------------   ----------   ----------   -------------------
William C. Curry...........................      5,000        3,000         6,000                 --
Kenneth L. Gestal..........................         --           --         3,750              5,648(2)
Peter R. Worrell...........................         --           --         4,875             10,730(3)
Michael J. Ross............................         --           --         4,125              9,036(4)
Richard L. Bailly..........................      5,000           --         4,500                 --
William H. Shaw............................     13,500           --            --                 --

------------------------

(1) These options have an exercise price of $2.67, the fair market value of the Common Stock on the date of grant. The options are immediately exercisable, pursuant to the terms of the 1998 Plan.

(2) Granted in lieu of additional annual fees of $5,000 to which the director was entitled.

(3) Granted in lieu of additional annual fees of $9,500 to which the director was entitled.

(4) Granted in lieu of additional annual fees of $8,000 to which the director was entitled.

    1998 DIRECTOR STOCK OPTION INCENTIVE PLAN. In June 1999, the Company adopted the 1998 Director Stock Option Incentive Plan (the "1998 Plan") to facilitate the ownership of Common Stock by nonemployee directors by providing for the grant of nonqualified stock options to nonemployee directors. Only nonemployee directors of the Company are eligible to receive grants of options under the 1998 Plan. The 1998 Plan provides for options for the issuance of up to 150,000 shares of Common

Stock. On July 1 each year, each person who is at the time serving as a nonemployee director is automatically granted an option to purchase 2,500 shares of Common Stock. These options become exercisable in full on the date of grant and expire ten years from the date of grant. The exercise price is the fair market value of the Common Stock on the date of grant. The 1998 Plan further provides that each nonemployee director may elect to receive all or a portion of his annual director fees or fees for serving as a member of any committee of the Board of Directors earned during the calendar year in the form of an option. The number of shares of Common Stock into which such elective options are exercisable is determined based on an independent appraisal for the year of the intrinsic value of the options granted and the amount of fees covered by the director's election for the year. The elective options become exercisable in full on the date of grant, expire ten years from the date of grant and have an exercise price equal to the fair market value of the Common Stock on the date of grant of the option. In addition, the Compensation Committee of the Board of Directors may grant options to nonemployee directors from time to time in its discretion subject to the provisions of the 1998 Plan. The Compensation Committee establishes the terms of such discretionary options, including the time to expiration, vesting schedule and exercise price (which may be greater than, but not less than, the fair market value of the Common Stock on the date of grant). In 2000, Messrs. Bailly, Curry, Gestal, Ross, Worrell and Shaw each received, automatically and in addition to any stock options granted in lieu of annual fees, options to purchase 2,500 shares of Common Stock with an exercise price of $2.87 per share under the 1998 Plan.

    CONSULTING CONTRACTS. William H. Shaw retired as the Company's President, Chief Executive Officer and Treasurer on December 31, 1994. Pursuant to an agreement between the Company and Mr. Shaw entered into in September 1993, Mr. Shaw received an automobile and served as a consultant to the Company from January 1, 1995 to December 31, 1997 for $50,000 per year. Thereafter,
Mr. Shaw, or his heirs or beneficiaries, will receive a retirement benefit of $50,000 per year for an additional 12 years. Mr. Shaw has agreed that he will not compete with the Company while he is receiving any of these payments.

    Richard L. Bailly retired as the Company's Executive Vice President on
June 1, 1999. Pursuant to an agreement between the Company and Mr. Bailly entered into in September 1993 and amended in February 1999, Mr. Bailly will serve as a consultant to the Company until June 2002 for $50,000 per year. Thereafter, Mr. Bailly, or his heirs or beneficiaries, will receive a retirement benefit of $50,000 per year for an additional 12 years. Mr. Bailly has agreed that he will not compete with the Company while he is receiving any of these payments.

    INDEMNIFICATION AGREEMENTS. The Company has entered into indemnification agreements with each of its directors and anticipates that it will enter into similar agreements with any future directors. Generally, the indemnification agreements attempt to provide the maximum protection permitted by Delaware law with respect to indemnification of directors.

    The indemnification agreements provide that the Company will pay certain amounts incurred by a director in connection with any civil or criminal action or proceeding and specifically including actions by or in the name of the Company (derivative suits) where the individual's involvement is by reason of the fact that he is or was a director. Such amounts include, to the maximum extent permitted by law, attorney's fees, judgments, civil or criminal fines, settlement amounts, and other expenses customarily incurred in connection with legal proceedings. Under the indemnification agreements, a director will not receive indemnification if he is found not to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information as of April 23, 2001, with respect to the beneficial ownership of the Company's Common Stock by each director, each nominee for director, each named executive officer in the Summary Compensation Table under "Executive Compensation" below, all executive officers and directors as a group, and each person known by the Company to be the beneficial owner of 5% or more of the Company's Common Stock. This information is based upon information received from or on behalf of the named individuals.

                                                            SHARES OF COMMON STOCK
NAME                                                        BENEFICIALLY OWNED (1)   PERCENT OF CLASS
----                                                        ----------------------   ----------------
William H. Shaw(2)(5).....................................
  c/o UFP Technologies, Inc.
  172 East Main Street
  Georgetown, MA 01833                                               568,702               13.5%

Richard L. Bailly(4)(5)...................................
  c/o UFP Technologies, Inc.
  172 East Main Street
  Georgetown, MA 01833                                               427,371               10.2%

R. Jeffrey Bailly(3)(7)...................................
  c/o UFP Technologies, Inc.
  172 East Main Street
  Georgetown, MA 01833                                               753,188               16.4%

Michael J. Ross(5)........................................            18,636                  *

Richard LeSavoy(3)........................................            36,382                  *

Wayne G. Williams(3)......................................            41,521                1.0%

William C. Curry(5)(6)....................................            72,772                1.7%

Kenneth L. Gestal(5)......................................            64,348                1.5%

Peter R. Worrell(5)(8)....................................           160,130                3.8%

Ronald J. Lataille(3)(7)..................................           175,328                4.1%

David A. Cooper(3)........................................            41,200                1.0%

Eliot H. Sherman..........................................
  14 Timber Ledge Dr.
  Holliston, MA 01746                                                278,684                6.5%

All executive officers and directors as a group (12
  persons) (2)(3)(4)(5)(6)(7)(8)..........................         2,239,488               46.9%

------------------------

*   Less than one percent.

(1) Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.

(2) Includes 200 shares owned by the estate of William Shaw's spouse and 117,828 shares owned by a trust for the benefit of Mr. Shaw's children as to both of which Mr. Shaw disclaims beneficial ownership.

(3) Includes shares issuable pursuant to currently exercisable stock options under the 1993 Plan as follows: 388,333 for R. Jeffrey Bailly, 5,000 for Mr. Williams, 32,500 for Mr. Lataille, 8,750 for Mr. LeSavoy and 25,750 for Mr. Cooper.

(4) Includes 175,924 shares owned by the wife of Mr. Bailly as to which Mr. Bailly disclaims beneficial ownership. Excludes 753,188 shares attributable to R. Jeffrey Bailly, a son of Richard Bailly, as to which he disclaims beneficial ownership.

(5) Includes shares issuable pursuant to currently exercisable stock options as follows: 15,000 for William Shaw, 5,000 for Richard Bailly, 27,100 for William Curry, 24,148 for Kenneth Gestal, 29,730 for Peter Worrell, and 18,636 for Michael Ross.

(6) Includes 38,920 shares owned by the wife of William Curry, as to which he disclaims beneficial ownership.

(7) Includes 120,090 shares owned by the Company's Profit Sharing Trust as to which Messrs. Bailly and Lataille disclaim beneficial interest in excess of their respective pecuniary interests in the trust. Messrs. Bailly and Lataille are co-trustees of the trust.

(8) Includes 10,000 shares owned by the Bigelow Company, LLC Profit Sharing Plan as to which Mr. Worrell disclaims beneficial interest in excess of his pecuniary interest in the Plan. Mr. Worrell is one of two trustees of the Plan. Includes 4,400 shares held by Mr. Worrell's spouse.

MANAGEMENT

    The names of the Company's executive officers and significant employees who are not directors of the Company, and certain biographical information furnished by them, are set forth below:

NAME                                             AGE      TITLE
----                                             ---      -----
Paul J. Brateris.............................     56      Vice President
David A. Cooper..............................     48      Vice President
Ronald J. Lataille...........................     39      Vice President, Treasurer and Chief Financial
                                                          Officer
Richard LeSavoy..............................     45      Vice President
Wayne G. Williams............................     58      Vice President

    Mr. Brateris joined the Company in November, 2000 as a Vice President Packaging Division. From 1998 through 2000 he was Vice President and General Manager Paper Packaging of Bemis Co., a manufacturer of multi-wall bags for the agricultural, chemical, food and commodity markets. Prior to that, from 1994 to 1998 he was Chief Operating Officer of Amgraph Packaging, Inc., a producer of flexible packaging products.

    Mr. Cooper joined the Company in 1994 as Plant Manager in the Company's Moulded Fibre Technology division and was appointed General Manager in 1996 and Vice President of the division in 1998. Mr. Cooper became a Vice President of the Corporation in June 2000. Prior to joining the Company, Mr. Cooper served as Regional Manufacturing Manager for Industrial Paper Distributors, Inc. from 1983 until 1993.

    Mr. Lataille joined the Company in November 1997 as its Chief Financial Officer. Prior to joining the Company, Mr. Lataille served as Vice President, Treasurer and Chief Financial Officer of Little Switzerland, Inc. from 1991 through October 1997. He also served as interim President and Chief Executive Officer of Little Switzerland from October 1994 through October 1995.
Mr. Lataille is a director of Seacoast United Soccer Club, a not for profit organization located in Hampton, NH.

    Mr. LeSavoy initially joined the Company in 1983 and served as Materials Manager and then Operating Manager through 1987. From 1988 through 1995
Mr. LeSavoy served as Purchasing Manager and then Manufacturing Manager for the USCI Division of C.R. Bard, Inc., a multi-national developer, manufacturer and marketer of healthcare products. Mr. LeSavoy rejoined the Company in 1995 as Director of Operations for the Northeast Region and more recently as Vice President.

    Mr. Williams initially joined the Company in 1981 and served as sales manager, division manager and more recently as Vice President of Technology from 1992 through October 1993. From 1993 through 1994 Mr. Williams served as an executive officer of Re-Source America. Mr. Williams rejoined the Company as a Vice President in January 1994. Prior to joining the Company, Mr. Williams was employed by The Dow Chemical Company from 1966 through 1981 where he held various technical, sales and project management positions.

    Executive officers are chosen by and serve at the discretion of the Board of Directors of the Company.

EXECUTIVE COMPENSATION

    The following Summary Compensation Table sets forth the compensation during the last three fiscal years of each of the executive officers of the Company whose annual salary and bonus, if any, exceeded $100,000 during the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM
                                                       ANNUAL COMPENSATION                COMPENSATION AWARDS
                                                ----------------------------------   -----------------------------
                                                                      OTHER ANNUAL    RESTRICTED      SECURITIES      ALL OTHER
                                  FISCAL YEAR    SALARY     BONUS     COMPENSATION   STOCK AWARDS     UNDERLYING     COMPENSATION
NAME & PRINCIPAL POSITION            ENDED        ($)        ($)         ($)(2)         ($)(3)      OPTIONS (#)(4)      ($)(5)
-------------------------         -----------   --------   --------   ------------   ------------   --------------   ------------
R. Jeffrey Bailly...............   12/31/00     200,000     57,500        62,945         74,300        125,000          16,530
  President and Chief Executive    12/31/99     175,000     71,000        77,625        110,275         74,444          13,033
  Officer (1)                      12/31/98     160,000          0       122,000        164,000         20,000          12,763

Ronald J. Lataille..............   12/31/00     135,000     11,500         7,165         11,500          7,500           7,352
  Vice President, Treasurer and    12/31/99     130,000     13,000         5,750          9,900         10,000           6,918
  Chief Financial Officer          12/31/98     125,800          0        15,000         24,000         20,000           5,999

Wayne G. Williams...............   12/31/00     110,000     20,000             0              0          7,500           5,928
  Vice President                   12/31/99     105,000     18,000             0              0          5,000           5,963
                                   12/31/98     100,000     20,000             0              0          5,000           5,473

Richard LeSavoy,................   12/31/00     120,000     18,750         9,940         18,750          7,500           6,803
  Vice President                   12/31/99     101,052     15,000         8,000         14,987         20,000           6,014

David Cooper, Vice President....   12/31/00     100,000          0         5,000          9,935          7,500           5,814

--------------------------

(1) See "Employment Contract" below.

(2) These amounts were paid to Messrs. Bailly, Lataille, LeSavoy and Cooper in compensation for the taxes attributable to the grants to them of the shares of the Company's Common Stock reflected under the caption "Restricted Stock Awards" in this table.

(3) On January 1, 2001, the Company granted Messrs. Bailly, Lataille, LeSavoy and Cooper 34,722, 6,944, 11,322 and 6,000 shares of the Company's Common Stock, respectively. Based on $1.66 per share, the closing price of the Company's Common Stock on the Nasdaq National Market on the date immediately preceding the date of grant, the value of these shares is $57,500 for Mr. Bailly, $11,500 for Mr. Lataille, $18,750 for Mr. LeSavoy and $9,935 for Mr. Cooper. On January 1, 2000, the Company granted Messrs. Bailly, Lataille and LeSavoy 33,500, 3,600 and 5,450 shares of the Company's Common Stock, respectively. Based on $2.75 per share, the closing price of the Company's Common Stock on the Nasdaq National Market on the date immediately preceding the date of grant, the value of these shares is $92,125 for Mr. Bailly, $9,900 for Mr. Lataille and $14,987 for Mr. LeSavoy. On January 6, 1999, the Company granted Messrs. Bailly and Lataille 48,000 and 8,000 shares of the Company's Common Stock, respectively. Based on $3.00 per share, the closing price of the Company's Common Stock on the Nasdaq National Market on the date immediately preceding the date of grant, the value of these shares is $144,000 for Mr. Bailly and $24,000 for Mr. Lataille. In addition to the shares described above, the Company granted Mr. Bailly 5,000 shares Common Stock in April 1998 and 1999 at a market price of $4.00 and $3.63 per share, respectively, in each case based on the closing price of the Company's Common Stock on the Nasdaq Market on the date of grant. The Company also granted Mr. Bailly 10,000 shares of Common Stock on January 1, 2001 at a market price of $1.66 per share on the date of grant. All the shares reflected in this column are fully vested. These shares have not been registered under the Securities Act of 1933. Dividends will be paid on these shares only if and to the extent dividends are paid on the Company's Common Stock.

(4) The Company did not grant any stock appreciation rights or make any long-term incentive payments during fiscal 1998, 1999 or 2000.

(5) Represents Company contributions to the above-named employees' accounts under the Company's Profit Sharing Retirement Plan and Trust and, for
    Mr. Bailly, life insurance premiums paid by the Company of $8,750 in fiscal 2000 and $5,400 in each of fiscal 1998 and 1999.

EMPLOYMENT CONTRACT

    In April 2000 the Company entered into an employment agreement with R. Jeffrey Bailly, its President and Chief Executive Officer, which is terminable by either party at any time, except as provided below. The Agreement provides that Mr. Bailly will receive a minimum annual salary of $200,000 and consideration for discretionary bonuses. Mr. Bailly's agreement prohibits him from competing with the Company during the term of his employment and for a period of eighteen months thereafter. Pursuant to the agreement, the Company agreed to grant Mr. Bailly 10,000 shares of its Common Stock on January 1, 2001, provided that Mr. Bailly remains employed with the Company. Further, pursuant to the agreement, the Company agreed to grant Mr. Bailly immediately exercisable nonqualified stock options to acquire 125,000 shares of Common Stock. The employment agreement provides Mr. Bailly with certain other benefits, including the opportunity to participate in the Company's stock option plans, insurance plans and other employment benefits as may be generally available to senior executives of the Company.

    Under the terms of the employment agreement, if Mr. Bailly's employment with the Company is terminated by the Company without cause, or if Mr. Bailly terminates his employment with the Company for good reason (a reduction in his base salary, removal from his position as president or chief executive officer, required relocation outside the greater Boston, Massachusetts area or a material reduction in his overall level of responsibility) or due to a change in control of the Company, (i) the Company is required to pay Mr. Bailly a lump sum amount equal to three times his average annual compensation for the two years preceding, (ii) all of Mr. Bailly's shares and options granted pursuant to the employment agreement will vest in full and (iii) the Company will continue to pay Mr. Bailly's health insurance.

SEVERANCE PLANS

    In September 1993, the Company adopted a policy that all executive officers of the Company not otherwise a party to an employment arrangement with the Company will receive a severance benefit should the employee's employment with the Company be terminated by the Company other than for cause in connection with a change in control of the Company, in the form of a base salary continuation for a period equal to the sum of (i) four months plus (ii) one month for each year of service with the Company.

STOCK OPTIONS

    The following tables set forth certain information with respect to stock options granted to the named executive officers during the year ended
December 31, 2000 and the aggregate number and value of options exercisable and unexercisable held by the named executive officers at December 31, 2000. The named executive officers did not exercise any stock options to purchase the Company's Common Stock during the year ended December 31, 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                                   NUMBER OF     PERCENT OF                                ANNUAL RATES OF
                                   SHARES OF       TOTAL                                     STOCK PRICE
                                     COMMON       OPTIONS                                 APPRECIATION FOR
                                   UNDERLYING    GRANTED TO    EXERCISE                    OPTION TERM(4)
                                    OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION   ---------------------
NAME                               GRANTED(#)   FISCAL YEAR    ($/SH)(3)      DATE        5%($)      10%($)
----                               ----------   ------------   ---------   ----------   ---------   ---------
R. Jeffrey Bailly................    125,000(1)     50.5         2.75        7/31/10     216,182     547,849
Ronald J. Lataille...............      7,500(2)      3.0         2.50        7/31/05       5,180      11,447
Richard LeSavoy..................      7,500(2)      3.0         2.50        7/31/05       5,180      11,447
Wayne G. Williams................      7,500(2)      3.0         2.50        7/31/05       5,180      11,447
David Cooper.....................      7,500(2)      3.0         2.50        7/31/05       5,180      11,447

------------------------

(1) Options vest 100% upon grant.

(2) Options vest at the rate of 25% per year.

(3) The exercise price is equal to the fair market value of the Common Stock on the date of grant.

(4) The 5% and 10% assumed rate of annual compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

                             YEAR-END OPTION VALUES

                                                              VALUE OF UNEXERCISED
                            NUMBER OF UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS
                                AT FISCAL YEAR-END(#)       AT FISCAL YEAR-END($)(1)
                            -----------------------------   -------------------------
NAME                          EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
----                        -----------------------------   -------------------------
R. Jeffrey Bailly.........     364,722          54,722           0             0
Ronald J. Lataille........      32,500          25,000           0             0
Wayne G. Williams.........       8,750          13,750           0             0
Richard LeSavoy...........      25,000          12,500           0             0
David Cooper..............      23,250          16,250           0             0

------------------------

(1) Represents the fair market value of the Company's Common Stock on December 28, 2000 ($1.69 per share based on the closing price on the Nasdaq Stock Market) minus the exercise price per share, of the in-the-money options, multiplied by the number of shares subject to each option.

    1993 STOCK OPTION PLAN. Effective October 1993, the Company adopted the 1993 Stock Option Plan (the "1993 Plan"). The purpose of the 1993 Plan is to benefit the Company through the maintenance and development of its businesses by offering certain present and future key individuals a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company. There are 1,555,000 shares of Common Stock available for issuance under the 1993 Plan. The 1993 Plan may be administered by the Board of Directors of the Company or by a committee appointed by the Board of

Directors. Employees of the Company (including officers and directors of the Company who are also employees), as well as certain consultants and advisors of the Company, are eligible to receive grants of options under the 1993 Plan. Under the 1993 Plan, the Company may grant both incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986 ("incentive stock options") and other options which are not qualified as incentive stock options ("nonqualified stock options"). Unless otherwise determined by the Board of Directors or the committee, all options granted under the 1993 Plan vest at the rate of 25% per year, with the first installment vesting at the end of one year from the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Decisions regarding executive compensation are made by the Compensation Committee of the Board of Directors, which in 2000 was composed of Messrs. Curry, Worrell and Ross. Neither Mr. Curry, Mr. Worrell nor Mr. Ross is a former or current officer or employee of the company.

COMPENSATION COMMITTEE AND BOARD OF DIRECTORS REPORT

    The primary objectives of the Compensation Committee in developing executive compensation policies are to attract, motivate and retain superior talent to enable the Company to achieve its business objectives and to align the financial interests of its executive officers with the stockholders of the Company.

    The compensation of executive officers consists of base compensation, bonus, the grant of options and participation in benefit plans generally available to employees. In setting compensation, the Compensation Committee strives to maintain base compensation for the Company's executive officers at levels which the Compensation Committee believes are competitive with the compensation of comparable executive officers in similarly situated companies, while relying upon stock options and the bonus plan to provide significant performance incentives.

    Executive officers are eligible to participate in the bonus plan which is administered by the Compensation Committee. Under the plan, executive officers may receive bonuses derived from a formula tied to the Company's income. In addition, executive officers, including R. Jeffrey Bailly, may receive discretionary bonuses payable in cash or the Company's common stock based upon a subjective evaluation of the performance of the Company and their contributions to the Company.

    Each of the executive officers and all key employees are eligible to receive grants of options under the 1993 Stock Option Plan. The 1993 Stock Option Plan is used to align a portion of the officer's compensation with the stockholders' interests and the long-term success of the Company. In determining the number of options to be granted to each executive officer, the Compensation Committee reviews recommendations provided by R. Jeffrey Bailly and makes a subjective determination regarding those recommendations based upon the following criteria:
(i) the individual performance and position of responsibility of the executive officer, (ii) the number of options held by the executive officer, and
(iii) the financial performance of the Company. No particular weight is given to any of these factors, rather each executive officer's total compensation package is reviewed as a whole. During the fiscal year ended December 31, 2000, the Company granted options to purchase 180,000 shares to executive officers as a group under the 1993 Stock Option Plan.

    In 2000, R. Jeffrey Bailly received a bonus consisting of 34,722 fully vested shares of the Company's Common Stock in addition to the 10,000 fully vested shares of the Company's Common Stock required by the employment agreement negotiated with Mr. Bailly in April 2000. Mr. Bailly received $62,945 in compensation for the taxes attributable to the grant of these shares.
Mr. Bailly also received a salary of $200,000, and cash bonus of $57,500. This compensation, including the discretionary bonus, was based upon the employment agreement. See "Employee Contract." The Board has conducted a survey of salaries of chief executive officers. Based upon that information and its experience, the Company believes that Mr. Bailly's compensation was comparable to the compensation of chief executive officers of similar companies.

COMPENSATION                                    BOARD OF DIRECTORS
------------                           -------------------------------------
WILLIAM C. CURRY                       WILLIAM H. SHAW
PETER R. WORRELL                       R. JEFFREY BAILLY
MICHAEL J. ROSS                        RICHARD L. BAILLY
                                       WILLIAM C. CURRY
                                       KENNETH L. GESTAL
                                       PETER R. WORRELL
                                       MICHAEL J. ROSS

PERFORMANCE GRAPH

    The following graph compares the semiannual change in the Company's cumulative total shareholder return for the five years ending December 31, 2000 based upon the market price of the Company's Common Stock with the cumulative total return on the CRSP Index for the Nasdaq Stock Market (U.S. companies) and the CRSP Index for NYSE/AMEX/Nasdaq (SIC 3080-3089 U.S.) Miscellaneous Plastics Products for that period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN
              UFP Technologies, Inc.  Nasdaq Stock Market (US Companies)
12/1/95                          100                                 100
12/1/96                        128.1                                 123
12/1/97                        104.7                               150.7
12/1/98                         78.1                               212.5
12/1/99                         68.8                               394.9
Dec-00                          42.2                               237.7

TOTAL RETURN
              NYSE/AMEX/NASDAQ Stocks (SIC 3080-3089 US Comp) Miscellaneous Plastics Products
12/1/95                                                                                   100
12/1/96                                                                                 138.4
12/1/97                                                                                 140.7
12/1/98                                                                                 131.7
12/1/99                                                                                 148.1
Dec-00                                                                                   94.9

Assumes $100 invested on December 31, 1995 in the Company's Common Stock, the CRSP Index for the Nasdaq Stock Market (U.S. companies) and the CRSP Index for NYSE/AMEX/Nasdaq (SIC 3080-3089 U.S.) Miscellaneous Plastics Products, and the reinvestment of any and all dividends.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    UNITED DEVELOPMENT COMPANY LIMITED. The Company owns an approximate 26.3% limited partnership interest in United Development Company Limited, a real estate limited partnership ("United Development"), which owns and leases to the Company the Kissimmee, Florida and Decatur, Alabama properties. William H. Shaw and Richard L. Bailly, both directors and stockholders of the Company, each own an approximately 21% general partnership interest in United Development. Wayne
G. Williams who is an officer and stockholder of the Company, owns an approximately 5.3% limited partnership interest in this entity.

    The Company made a series of loans to United Development from time to time prior to September 30, 1993 in the total principal amount of approximately $210,000. As of September 30, 1993, these loans were consolidated into one term note (the "Original Note") which bore interest at the prime rate of interest as announced by The First National Bank of Boston, plus 2%. The principal amount of the Original Note amortized on a ten year basis and the outstanding principal amount on the Original Note was scheduled to be repaid on September 30, 1998. On December 31, 1998, United Development refinanced the Original Note. United Development made a note (the "New Note") in favor of the Company in the principal amount of $99,750, of which $65,532 remained outstanding as of December 31, 2000. The New Note bears interest at the rate of 9.75% per year. The principal amount of the New Note amortizes on a four year basis with the balance of the outstanding principal amount repayable on December 31, 2002. The New Note is secured by a second priority mortgage on United Development's Decatur, Alabama facilities.

    KISSIMMEE, FLORIDA PROPERTY. On August 26, 1998, the Company extended the lease with United Development of the Company's Kissimmee, Florida manufacturing facility to December 31, 2001. Monthly rent for the lease is $10,800 plus the payment of certain expenses and taxes. The Company believes that the terms of its lease are comparable to those available in the market for real estate in Kissimmee, Florida.

    DECATUR, ALABAMA PROPERTY. On August 26, 1998, the Company extended the lease with United Development of the Company's Decatur, Alabama manufacturing facility to December 31, 2001. Under the lease, the Company pays annual rent of $119,813 plus the payment of certain expenses and taxes. The Company believes that the terms of this lease are comparable to those available in the market for real estate in Decatur, Alabama.

    REPURCHASE OF STOCK FROM BERKOWITZ PARTNERS L.P. On February 26, 2001, the Company repurchased an aggregate of 300,000 shares of its Common Stock held by an investment group consisting of Cramer, Berkowitz Partners, L.P.; Berkowitz Capital & Co., L.L.C.; and J.L. Berkowitz & Co., L.L.C. for $1.75 per share or an aggregate of $525,000 in cash. The investment group currently owns 3.9% of the Company's Common Stock.

                                 OTHER MATTERS

VOTING PROCEDURES

    The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company. A quorum, consisting of a majority of shares of all stock issued, outstanding and entitled to vote at the Meeting, will be required to be present in person or by proxy for consideration of the proposal to elect directors. If a quorum is not present, a vote of a majority of the votes properly cast will adjourn the Meeting.

    The nominees for director of the Company who receive the greatest number of votes cast by stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon will be elected directors of the Company.

    Abstentions will have no effect on the outcome of the vote for the election of directors. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy will not be considered present at the Meeting, will not be counted towards a quorum and will not be voted in the election of directors. Shares of Common Stock held of record by brokers who return a signed and dated proxy but who fail to vote (a "broker nonvote") on the election of directors will count toward the quorum but will have no effect on those proposals not voted.

INDEPENDENT AUDITORS

    The Board of Directors has appointed Arthur Andersen LLP, independent accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2001. The Company is advised that no member of Arthur Andersen LLP has any direct financial interest or material indirect financial interest in the Company since the date of their engagement, May 21, 1999 or, has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee since such date.

    KPMG Peat Marwick LLP ("KPMG") served as the independent auditors of the Company for the fiscal years ended December 31, 1997 and 1998. During the past two fiscal years there have been no disagreements between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Further, the audit reports of KPMG on the financial statements as of and for the years ended December 31, 1997 and 1998, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

    The Company requested that KPMG furnish a letter addressed to the SEC stating that it agreed with the above statements relating to KPMG. A copy of such letter dated May 27, 1999 was filed as Exhibit 16 to the Company's Report on Form 8-K, dated May 27, 1999.

    A representative of Arthur Andersen LLP is expected to be present at the Meeting and will be given the opportunity to make a statement if so desired. The representative will be available to respond to appropriate questions.

REPORTING UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Nasdaq National Market. Executive officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Company's review of the copies of such Forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that, except as described below, all of its executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the Company's fiscal year ended December 31, 2000. Mr. Cooper filed a Form 3 to report his initial ownership of securities after the date specified therefor.

OTHER PROPOSED ACTION

    The Board of Directors knows of no matters which may come before the Meeting other than the election of directors. However, if any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

STOCKHOLDER PROPOSALS

    Proposals which stockholders intend to present at the Company's 2002 Annual Meeting of Stockholders and wish to have included in the Company's proxy materials pursuant to Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended, must be received by the Company no later than December 27, 2001. If a proponent fails to notify the Company by March 12, 2002 of a non-Rule 14a-8 stockholder proposal which it intends to submit at the Company's 2001 Annual Meeting of Stockholders, the proxy solicited by the Board of Directors with respect to such meeting may grant discretionary authority to the proxies named therein to vote with respect to such matter.

INCORPORATION BY REFERENCE

    To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Report of the Audit Committee," "Compensation Committee and Board of Directors Report" and "Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

ANNUAL REPORT ON FORM 10-K

    COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO INVESTOR RELATIONS, UFP TECHNOLOGIES, INC. AT 172 EAST MAIN STREET, GEORGETOWN, MASSACHUSETTS 01833.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                                                                      APPENDIX A

    [LOGO HERE]

                            AUDIT COMMITTEE CHARTER

ORGANIZATION

    There shall be a committee of the board of directors to be known as the audit committee, composed of at least two members of the boards of directors. The audit committee shall be composed of directors who are independent of the management of the corporation, are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member, and are financially literate. The outside auditor is ultimately accountable to the board of directors and the audit committee of the board of directors.

STATEMENT OF POLICY

    The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the corporation and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the corporation.

RESPONSIBILITIES

    In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

    In carrying out these responsibilities, the audit committee will:

    - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries;

    - Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

    - Review with the independent auditors and the company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

    - Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

    - Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

    - Ensure that the auditor submits a formal written statement regarding relationships and services which may impact independence. The audit committee will discuss any relevant independence matters with the auditors.

    - Review accounting and financial human resources and succession planning within the company.

    - Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

    - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                   * * * * *

PROXY                       UFP TECHNOLOGIES, INC.                        PROXY


         The undersigned hereby appoints R. Jeffrey Bailly and Ronald J. Lataille, and each of them, acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the 2001 Annual Meeting of Stockholders of UFP Technologies, Inc. to be held on Wednesday, June 6, 2001, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the instructions and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AS LISTED HEREIN. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

                  Continued, and to be signed, on reverse side
         (Please fill in the reverse side and mail in enclosed envelope)

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AS DIRECTORS.

1.       ELECTION OF DIRECTORS:

         NOMINEES:    WILLIAM H. SHAW AND KENNETH L. GESTAL

         / /   FOR ALL NOMINEES (except as marked to the contrary)

         / /   WITHHOLD AUTHORITY to vote for all nominees

         Vote withheld from the following Nominee(s):


__________________________________________________________
(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE
PROVIDED ABOVE.)